UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2023

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

521 Lancaster Avenue, 2nd Floor Haverford, PA	19041
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: 732-889-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Purchase of Company Shares in a Private Transaction

On September 29, 2023, Investview, Inc. (the “Company”) closed on the purchase in a private transaction of shares of its common stock under the terms of a Stock Purchase and Release Agreement dated September 18, 2023 (the “Agreement”). Under the Agreement, the Company purchased for surrender in a series of private transactions, an aggregate of 302,919,223 shares of the Company’s common stock (the “Purchased Shares”) from sellers consisting of Mario Romano, Annette Raynor, and a series of their family members and related entities (collectively, the “Sellers”). The Purchased Shares were purchased for aggregate consideration of $2,922,380, representing a price of $0.00964739 per share. One-eighth of the purchase price is to be paid within seven (7) days of the closing, with the balance payable in a series of equal quarterly payments over seven (7) consecutive quarters thereafter.

In addition to the cash consideration for the Purchased Shares, the Company also agreed to cover a limited amount of the legal fees incurred by the Sellers in the transaction, as well as provide Mr. Romano and Ms. Raynor with a $250,000 expense allowance, payable in installments, to cover legal fees and other expenses on a non-accountable basis, in connection with any matters that may arise in which either or both of Mr. Romano and/or Ms. Raynor served as officers and directors of the Company. In return, Mr. Romano and Ms. Raynor agreed to waive any future entitlement, if at all, to indemnification of costs and expenses, including legal fees under Nevada law or otherwise arising from or relating to any period in which Romano or Raynor were officers and directors of the Company.

Under the Agreement, the Sellers represented to the Company that the Purchased Shares represent one hundred percent (100%) of the common equity ownership in the Company of Mr. Romano, Ms. Raynor, and their respective family members and related entities. The Purchased Shares represent approximately 11.49% of the Company’s outstanding shares. As adjusted to reflect the surrender, the Company’s outstanding shares have been reduced from 2,636,275,719 to 2,333,356,496 shares of common stock.

Mr. Romano and Ms. Raynor were two of the original founders of the Company. They served as officers and directors of the Company through their resignations from those positions in January 2022. From January 2022 through August 2023, Mr. Romano and Ms. Raynor served as consultants to the Company. The Purchased Shares had been the subject of a lock-up agreement which limited resales until April 2025, the terms of which were waived to allow the transaction with the Company under the Agreement.

In addition to customary purchase and sale terms, under the Agreement, the Sellers, including Mr. Romano and Ms. Raynor, agreed to provide a customary release to the Company and its affiliates; as well, they agreed to certain customary standstill, non-disparagement, non-competition, and non-solicitation covenants.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Agreement filed hereto as Exhibit 10.124 to this Current Report on Form 8-K and incorporated herein by reference.

2

Item 7.01 Regulation FD Disclosure

Comments by Company CEO

As disclosed in Item 1.01, on September 29, 2023, the Company closed on the purchase in a private transaction of Purchased Shares consisting of 302,919,223 shares of its common stock from Sellers consisting of Mario Romano, Annette Raynor, and a series of their family members and related entities. The Purchased Shares were represented to include one hundred percent (100%) of the common equity ownership in the Company of Mr. Romano, Ms. Raynor, and their respective family members and related entities.

The Purchased Shares were purchased and immediately surrendered for cancellation. Accordingly, the transaction will have the effect of reducing the Company’s outstanding capitalization by 11.49%, resulting in a decrease in the Company’s outstanding shares of common stock from 2,636,275,719 to 2,333,356,496.

Explaining the Company’s decision to close on the transaction, Company CEO, Victor Oviedo, added, “although we have not yet deployed stock buybacks as part of our overall strategic initiatives, when the opportunity to purchase this large a block of shares became available, we pursued it aggressively as we believe it represents a balanced approach to capital allocation, and a unique opportunity to rationalize the use of our capital to purchase over 10% of our outstanding shares of our common stock at what we believe is very attractive pricing; particularly, considering the strategic initiatives that the Company is working on.” Mr. Oviedo continued, “we are very bullish on the outlook for the Company and believe that the use of our capital for the purpose of this buyback was opportunistic given that we believe our share price does not reflect the long-term intrinsic value of the Company should we succeed in growing the Company organically and through the pursuit of certain strategic initiatives, even though we realize there is always uncertainty in predicting future trends and outcomes.”

The information set forth under this Current Report under ITEM 7.01, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements are based on the Company’s current beliefs and assumptions and information currently available to the Company and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Our forward-looking statements assume that we will be able to continue to grow our existing business and develop new businesses in the financial services sector, through a combination of organic growth and acquisitive efforts, although there can be no assurance that we will be able to do so; particularly given the risk factors that are identified in the Company’s public reports filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year-ended December 31, 2022, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements made herein speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits

(d) The following are filed as exhibits to this report:

No.	Description	Location

10.124	Stock Purchase and Release Agreement dated September 18, 2023	This filing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: October 4, 2023	By:	/s/ Ralph Valvano
Ralph Valvano
Secretary/Chief Financial Officer

4